UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2017

QUINPARIO ACQUISITION CORP. 2

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Quinpario Partners 2, LLC 12935 N. Forty Drive, Suite 201 St. Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 548-6200

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On February 21, 2017, Quinpario Acquisition Corp. 2 (the “Company” or “Quinpario”), entered into a Business Combination Agreement (the “Agreement”) by and among the Company, Quinpario Merger Sub I, Inc., a Delaware corporation (“SourceHOV Merger Sub”), Quinpario Merger Sub II, Inc., a Delaware corporation (“Novitex Merger Sub” and, together with SourceHOV Merger Sub, the “Merger Subs”), Novitex Holdings, Inc., a Delaware corporation (“Novitex”), SourceHOV Holdings, Inc., a Delaware corporation (“SourceHOV”), Novitex Parent, L.P. (“Novitex Parent”), HOVS LLC and HandsOn Fund 4 I, LLC (collectively, the “HGM Group” and, together with Novitex Parent, each a “Seller” and collectively, the “Sellers”).

The Mergers

The Agreement provides for (i) the merger of SourceHOV Merger Sub with and into SourceHOV, as a result of which the separate corporate existence of SourceHOV Merger Sub will cease, with SourceHOV continuing as the surviving company and a subsidiary of the Company (the “SourceHOV Surviving Company”) (the “SourceHOV Merger”), and (ii) the merger of Novitex Merger Sub with and into Novitex, as a result of which the separate corporate existence of Novitex Merger Sub will cease, with Novitex as the surviving company and a subsidiary of the Company (the “Novitex Surviving Company”) (the “Novitex Merger”, and together with the SourceHOV Merger, the “Mergers”).

Consideration

Pursuant to the Agreement, the shares of common stock, par value $0.01 per share, in SourceHOV Merger Sub (the “SourceHOV Merger Sub Common Stock”) issued and outstanding immediately prior to the effective time of the SourceHOV Merger shall be converted into 100% of the fully paid and nonassessable shares of common stock, par value $0.01 per share of the SourceHOV Surviving Company. All shares of common stock, par value $0.001 per share, in SourceHOV (the “SourceHOV Common Stock”) that are owned by SourceHOV as treasury stock and each share of SourceHOV Common Stock that is owned by Company or SourceHOV Merger Sub immediately prior to the effective time of the SourceHOV Merger shall no longer be outstanding and shall automatically be canceled and shall cease to exist, with no consideration in exchange therefor. Each share of SourceHOV Common Stock issued and outstanding prior to the effective time of the SourceHOV Merger (excluding dissenting shares and shares to be cancelled) shall be converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) equal to the quotient obtained by dividing 80,600,000 by the number of shares of SourceHOV Common Stock outstanding immediately prior to the effective time of the SourceHOV Merger assuming the settlement (in shares of SourceHOV Common Stock) of all the outstanding awards of restricted stock units corresponding to the shares of SourceHOV (the “SourceHOV RSU Awards”) outstanding immediately prior to the effective time of the SourceHOV Merger (the “SourceHOV Merger Consideration”).

In addition, under the terms of the Agreement, the shares of common stock, par value $0.01 per share, in Novitex Merger Sub (the “Novitex Merger Sub Common Stock”) issued and outstanding immediately prior to the effective time of the Novitex Merger shall be converted into 100% of the fully paid and nonassessable shares of common stock, par value $0.01 per share of the Novitex Surviving Company. All issued and outstanding equity shares interest of Novitex, par value $0.01 per share, (the “Novitex Common Stock”) that are owned by Novitex as treasury stock and each share of Novitex Common Stock that is owned by Company or Novitex Merger Sub immediately prior to the effective time of the Novitex Merger shall no longer be outstanding and were automatically canceled and ceased to exist, and no consideration shall be delivered in exchange therefor. Each share of Novitex Common Stock (excluding shares to be cancelled) shall be converted into the right to receive a number of shares of Company Common Stock equal to the quotient obtained by dividing 30,600,000 by the number of shares of Novitex Common Stock outstanding immediately prior to the effective time of the Novitex Merger (the “Novitex Merger Consideration”).

At the effective time of the SourceHOV Merger, each outstanding SourceHOV RSU Award, whether vested or unvested, immediately prior to the effective time of the SourceHOV Merger shall be automatically assumed by the Company and converted into an award of restricted stock units covering the number of shares of the Company Common Stock equal to the SourceHOV Merger Consideration for each share of SourceHOV Common Stock that would have been received if such SourceHOV RSU Award had been settled in shares of SourceHOV Common Stock immediately prior to the effective time of the SourceHOV Merger.

Representations and Warranties

Under the Agreement, each of the Sellers, Novitex and SourceHOV, and Quinpario and the Merger Subs, made customary representations and warranties for transactions of this nature. The representations and warranties made under the Agreement do not survive after the Closing.

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Conditions to Consummation of the Mergers

Consummation of the transactions contemplated by the Agreement is subject to customary conditions of the respective parties, including the approval of the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation. It is a condition to the Closing under the Agreement that at the Closing Date, after giving effect to (i) the redemptions each holder of Company Common Stock is entitled to and (ii) the proceeds of any equity or debt issuances of the Company in connection with one or more private placements prior to the Closing (excluding, for the avoidance of doubt, the debt financing pursuant to the commitment letters referenced in the paragraph below), the total funds available to the Company shall be no less than $275,000,000 in cash.

In addition, consummation of the transactions contemplated by the Agreement is subject to other closing conditions, including, among others: (i) that all applicable waiting periods and any extensions thereof under applicable antitrust, competition or similar laws have expired or been terminated; (ii) that there has been no material adverse effect on the Novitex Group’s or SourceHOV Group’s (each as defined in the Agreement) or their respective business; (iii) the Company has at least $5,000,001 of net tangible assets remaining after the Closing; and (iv) Quinpario will have received the proceeds of the debt financing pursuant to commitment letters entered into between Quinpario, Royal Bank of Canada and Credit Suisse.

Termination

The Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including if the transactions contemplated by the Agreement have not been completed by July 24, 2017 (the “Outside Date”), unless the party seeking to terminate has breached the Agreement and such breach is the primary cause of the failure of the Closing to occur by the Outside Date. If the Agreement is validly terminated, no party thereto will have any liability or any further obligation to any other party under the Agreement with certain limited exceptions, including liability for intentional breach of any of the provisions contained in the Agreement.

Registration and Governance Rights

In connection with the Mergers (i) the Sellers and the founders of the Company will be entitled to customary registration rights with respect to their Company Common Stock; (ii) affiliates of Novitex Parent will be entitled to nominate three individuals, and affiliates of SourceHOV will be entitled to nominate two individuals, for election to the Company’s board of directors at Closing (with such number of nominees subject to reduction following the Closing depending on the amount of Company Common Stock held by such affiliates of Novitex Parent or such affiliates of SourceHOV, as applicable); and (iii) the Sellers will be entitled to consent rights over certain corporate actions of the Company.

A copy of the Agreement is filed with this Current Report on Form 8-K (the “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Agreement is qualified in its entirety by reference thereto. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The shares of Company Common Stock to be issued in connection with the Agreement and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On February 21, 2017, the Company issued a press release announcing the execution of the Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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Attached as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Mergers.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events

In connection with the execution of the Agreement, the Company has received commitments from Royal Bank of Canada and Credit Suisse to provide debt financing at the Closing, and the Company has entered into customary commitment letters in connection therewith.

In connection with the execution of the Agreement, certain founders of the Company have agreed to forfeit certain shares of Company Common Stock issued to such founders at the time of the Company’s initial public offering. The number of shares of Company Common Stock subject to such forfeiture at the Closing will be determined by such founders and the Sellers at that time.

Additional Information

In connection with the proposed Mergers, Quinpario will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of Quinpario are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Quinpario’s solicitation of proxies for its stockholders’ meeting to be held to approve the Mergers because the proxy statement will contain important information about the Mergers and the parties to the Mergers. The definitive proxy statement will be mailed to stockholders of Quinpario as of a record date to be established for voting on the Mergers. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, e-mail: mhzona@quinpario.com.

Participants in the Solicitation

Quinpario and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Quinpario stockholders in connection with the proposed Mergers. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in Quinpario of directors and officers of Quinpario in Quinpario’s Extension Proxy, which was filed with the SEC on December 30, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Quinpario’s stockholders in connection with the proposed Mergers will be set forth in the proxy statement for the proposed Mergers when available. Information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Quinpario’s and the target companies’ stockholders generally, will be set forth in the proxy statement relating to the mergers when it becomes available.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding the Company’s industry, future events, the proposed transaction between Quinpario, SourceHOV and Novitex, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Quinpario, SourceHOV and Novitex management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Quinpario. SourceHOV and Novitex’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which SourceHOV and Novitex operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which  SourceHOV and Novitex operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Quinpario, SourceHOV or Novitex management teams; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of Quinpario is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Quinpario, SourceHOV and Novitex; uncertainty as to the long-term value of Quinpario common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in Quinpario's Annual Report on Form 10-K for the year ended December 31, 2015 under the heading "Risk Factors," as updated from time to time by Quinpario’s Quarterly Reports on Form 10-Q and other documents of Quinpario on file with the Securities and Exchange Commission ("SEC") or in the proxy statement that will be filed with the SEC by Quinpario. There may be additional risks that neither Quinpario, SourceHOV or Novitex presently know or that Quinpario, SourceHOV or Novitex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Quinpario’s SourceHOV’s and Novitex’s expectations, plans or forecasts of future events and views as of the date of this communication. Quinpario, SourceHOV and Novitex anticipate that subsequent events and developments will cause Quinpario’s SourceHOV’s and Novitex’s assessments to change. However, while Quinpario, SourceHOV and Novitex may elect to update these forward-looking statements at some point in the future, Quinpario, SourceHOV and Novitex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Quinpario’s, SourceHOV’s and Novitex’s assessments as of any date subsequent to the date of this communication.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*†	Business Combination Agreement, dated as of February 21, 2017, by and among Quinpario Acquisition Corp. 2, Quinpario Merger Sub I, Inc., Quinpario Merger Sub II, Inc., Novitex Holdings, Inc., SourceHOV Holdings, Inc., Novitex Parent, L.P, HOVS LLC and Handson Fund 4 I, LLC.

99.1*	Press Release issued by the Company on February 21, 2017

99.2*	Investor Presentation, dated February, 2017.

*	Filed herewith.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINPARIO ACQUISITION CORP. 2

Dated: February 22, 2017	By:	/s/ D. John Srivisal
	Name:	D. John Srivisal
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1*†	Business Combination Agreement, dated as of February 21, 2017, by and among Quinpario Acquisition Corp. 2, Quinpario Merger Sub I, Inc., Quinpario Merger Sub II, Inc., Novitex Holdings, Inc., SourceHOV Holdings, Inc., Novitex Parent, L.P, HOVS LLC and Handson Fund 4 I, LLC.

99.1*	Press Release issued by the Company on February 21, 2017

99.2*	Investor Presentation, dated February, 2017.

*	Filed herewith.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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